UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): APRIL 1, 2003

                         COMMISSION FILE NUMBER: 0-27992

                              ELAMEX, S.A. DE C.V.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                Mexico                               Not Applicable
      (State or other jurisdiction          (I.R.S. Employer Identification No.)
          of incorporation)

   1800 Northwestern Dr., El Paso, TX                     79912
(Address of principal executive offices)               (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (915) 298-3061

Item 5. Other Events and Regulation FD Disclosure.

Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Elamex, S.A. de C.V. dated April 1, 2003, reporting the Company's financial results for the fourth quarter of 2002 and for the year 2002.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits. The following Exhibits are filed as a part of this report:

      Exhibit 99 Press Release of Elamex, S.A. de C.V. dated April 1, 2003, reporting Elamex's financial results for the fourth quarter of 2002 and for the year 2002.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Elamex, S.A. de C.V.

                        By:  /s/ Thomas J. Benson
                           ---------------------------------
                           Thomas J. Benson
                           Vice President and
                           Chief Financial Officer

                        Date: April 1, 2003

                                  EXHIBIT INDEX

Exhibit
Number          Description

   99 Press Release of Elamex S.A. de C.V. dated April 1, 2003, reporting the Company's financial results for the fourth quarter of 2002 and for the year 2002.